UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2010

RAPHAEL INDUSTRIES LTD.
(Exact name of registrant as specified in charter)

Nevada	000-52304	20-3717729
(State or other jurisdiction	(SEC File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

5190 Neil Road Suite 430 Reno NV	89502
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (866) 261-8853

N/A
(Former name or former address, if changed since last report)

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 27, 2010 Heather Grant resigned as the Corporate Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Raphael Industries Ltd.

RONALD HUGHES
Ronald Hughes
Director

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